12. INCOME (LOSS) PER COMMON SHARE	9 Months Ended
Sep. 30, 2020
Earnings Per Share [Abstract]
12. INCOME (LOSS) PER COMMON SHARE

Basic net income (loss) per share attributable to common stockholders, amounts are computed by dividing the net income (loss) plus preferred stock dividends and deemed dividends on preferred stock by the weighted average number of shares outstanding during the year.

Diluted net income (loss) per share attributable to common stockholders amounts are computed by dividing the net income (loss) plus preferred stock dividends, deemed dividends on preferred stock, after-tax interest on convertible debt and convertible dividends by the weighted average number of shares outstanding during the year, plus Series C, Series D and Series E convertible preferred stock, convertible debt, convertible preferred dividends and warrants convertible into common stock shares.

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

In thousands	Nine months ended September 30,
	2020	2019

Net loss	$(2,520)	$(3,004)
Basic weighted average number of shares outstanding	9,985	3,296
Net loss per share (basic)	$(0.25)	$(0.91)
Diluted weighted average number of shares outstanding	9,985	3,296
Net loss per share (diluted)	$(0.25)	$(0.91)

Dilutive equity instruments (number of equivalent units):
Stock options	—	—
Preferred stock	—	—
Convertible debt	59,179	38,855
Warrants	8,048	30,265
Total Dilutive instruments	67,227	69,120